UNITED STATES
SECURITIES AND EXCHANGE
COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 6, 2008

CastlePoint Holdings, Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-33374	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Victoria Hall, 11 Victoria Street, Hamilton, Bermuda	HM 11
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code	(441) 294-6409

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 6, 2008, CastlePoint Holdings, Ltd. issued a press release reporting its financial results for the fourth quarter and year-end 2007. A copy of this press release is furnished hereunder as Exhibit 99.1 to this report and incorporated herein.

The information provided in this Form 8-K, pursuant to "Item 2.02, Results of Operations and Financial Condition", including the press release included as exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"),or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The release filed herewith includes non-GAAP information on operating earnings investment yield and return on equity as well as references to statutory results. Management believes these non-GAAP information is useful to investors to better understand the results of operation and financial condition. Not only is such information a valuable tool to evaluate the underlying profitability of the insurance operations since it excludes impact of the investment results, but management employs the same information to assess the status of its operations.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1: Press release titled "CastlePoint Reports Fourth Quarter and Year-end 2007 Results" dated March 6, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CastlePoint Holdings, Ltd.

Date:	March 6, 2008

/s/ Joel S. Weiner
Joel S. Weiner
Senior Vice-president and Chief Financial Officer

Exhibit index

99.1	Press release dated March 6, 2008